UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2017

HELMERICH & PAYNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-4221	73-0679879
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1437 South Boulder Avenue, Suite 1400

Tulsa, Oklahoma 74119

(Address of principal executive offices and zip code)

(918) 742-5531

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 5, 2017, the Board of Directors of Helmerich & Payne, Inc. (the “Company”) amended and restated the Company’s By-Laws (as so amended and restated, the “By-Laws”) primarily to implement proxy access.  Article II, Section 14 has been added to the By-Laws to permit a stockholder, or a group of up to 20 stockholders, owning at least 3% of the Company’s outstanding common stock continuously for at least three years to nominate and include in the Company’s proxy materials director nominees constituting up to the greater of two individuals or 20% of the Board, provided that the stockholders and the nominees satisfy the requirements specified in the By-Laws.  Proxy access will first be available to shareholders in connection with the Company’s 2019 annual meeting.

The By-Laws were also amended to make certain clarifications, updates and refinements to the advance notice by-law for stockholder nominations and proposals of business, contained in Article II, Section 11, and to make certain other technical and conforming changes. In addition, Article III, Section 2 of the By-Laws was amended to add a requirement that all nominees for director provide certain information, representations and agreements to the Company in order to be eligible for election.

The foregoing description of the amendments to the By-Laws is a summary only and is qualified in its entirety by reference to the full text of the By-Laws, a copy of which is included as Exhibit 3.1 to this report and incorporated by reference herein.

ITEM 8.01.  Other Events.

The Directors of Helmerich & Payne, Inc. (the “Company”), at a Board of Directors meeting held on December 5, 2017, declared a quarterly cash dividend of $0.70 per share on its common stock, payable March 1, 2018, to stockholders of record at the close of business February 12, 2018.

ITEM 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description

3.1	Amended and Restated By-Laws of Helmerich & Payne, Inc., effective as of December 5, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELMERICH & PAYNE, INC.

Date: December 5, 2017	By:	/s/ Jonathan M. Cinocca
	Name:	Jonathan M. Cinocca
	Title:	Corporate Secretary